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                               LEADER MUTUAL FUNDS

                    Supplement Dated October 15, 2002 to the
       Institutional Shares, Investor Shares and Sweep Shares Prospectuses
                              Dated January 1, 2002


         LEADER GROWTH & INCOME FUND, LEADER BALANCED FUND, LEADER TAX-
         --------------------------------------------------------------
                EXEMPT BOND FUND, LEADER INTERMEDIATE GOVERNMENT
                ------------------------------------------------
                 BOND FUND AND LEADER SHORT TERM BOND FUND ONLY
                 ----------------------------------------------

         On or about October 15, 2002, the LEADER Mutual Funds listed above commenced the offering of a new class of shares designated as "Investor B Shares," which bear different fees and expenses than the other classes of shares. Investor B Shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge. In addition, they bear distribution and service (12b-1) fees of 0.75%. Please consult your financial advisor to help you decide whether Investor B Shares are more appropriate for you than other available classes. For additional information regarding Investor B Shares and to obtain a copy of the current Prospectus offering Investor B Shares, please contact LEADER Mutual Funds by calling 1-800-219-4182.

                     LEADER TREASURY MONEY MARKET FUND ONLY
                     --------------------------------------

         Effective July 31, 2002, the LEADER Treasury Money Market Fund (the "Fund") adopted a non-fundamental policy that, under normal circumstances, at least 80% of the Fund's net assets, including any borrowings for investment purposes, will be invested in U.S. Treasury securities. Any notice required to be delivered to shareholders of the Fund for the purpose of announcing a future change in this non-fundamental policy will contain the statement "Important Notice Regarding Change in Investment Policy" in bold-face type.

                    LEADER INTERMEDIATE GOVERNMENT BOND FUND
                      AND LEADER SHORT TERM BOND FUND ONLY
                      ------------------------------------

         Effective April 2002, Paul B. Anderson assumed responsibility for the day-to-day portfolio management of the LEADER Intermediate Government Bond Fund and the LEADER Short Term Bond Fund. Mr. Anderson joined Union Planters in May of 1999 and is currently a Senior Vice President and Senior Portfolio Manager. Previously, Mr. Anderson was with Morgan Keegan and Company in its Capital Markets division and with Goldman, Sachs & Co. in its Asset Management division. Mr. Anderson graduated from Vanderbilt University and received an MBA with a concentration in Finance from the University of Memphis.

                                    ALL FUNDS
                                    ---------

                 Please note that the correct zip code for the LEADER Mutual Funds is 43218-2754.


                                  * * * * * * *

         This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus. Investors should retain this Supplement for future reference.